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                                 PROMISSORY NOTE


$500,000                                                    Salt Lake City, Utah
                                                               February 14, 2002

         For the value received, VitalStream, Inc., a Delaware corporation, (the "MAKER"), promises to pay to Sensar Corporation, a Nevada corporation (the "LENDER") or order, at 136 East South Temple, Suite 2325, Salt Lake City, Utah 84111, or such other place as the holder hereof may designate, the principal sum of $500,000, or such lesser amount as shall have actually been advanced by Lender to Maker, with interest from the date hereof on the unpaid principal.

         1. THE NOTE. This Promissory Note (this "NOTE") is being issued by Maker pursuant to the Loan and Security Agreement dated as of even date herewith (as amended from time to time, the "LOAN AGREEMENT") by and between Maker and Lender. (The principal balance of this Note that is outstanding and unpaid from time to time is referred to as the "PRINCIPAL AMOUNT"; and the PRINCIPAL AMOUNT, together with all accrued interest and all other amounts owing under this Note is referred to as the "OUTSTANDING INDEBTEDNESS.")

         2. INTEREST RATE. If VitalStream Operating Corporation, a Delaware corporation ("Merger Sub"), and the Maker file articles of merger with the state of Delaware effecting the merger of Merger Sub with and into Maker (the "MERGER") on or before June 30, 2002 (the "MERGER DEADLINE"), then interest shall accrue under this Note at the rate of 6% per annum. If the Merger does not occur on or before the Merger Deadline, or if the Agreement and Plan of Merger dated February 13, 2002, among Maker, Lender and Merger Sub (the "MERGER AGREEMENT") is terminated pursuant to Section 7.1 thereof, interest shall accrued under this Note at the rate of 12% per annum. (The interest rate calculated pursuant to this paragraph is referred to as the "INTEREST RATE.") Interest shall be calculated using the actual number of days elapsed divided by 360.

         3. REPAYMENT. The Principal Amount, accrued and unpaid interest and all other Outstanding Indebtedness shall be due and payable in a single installment due on July 31, 2002. All amounts of Outstanding Indebtedness shall be paid in immediately available funds. All payments shall be credited first to accrued but unpaid interest due under this Note, second, to the reduction of the outstanding Principal Amount, and third, to any other Outstanding Indebtedness. Maker may prepay this Note in whole or in part at any time without penalty.

         4. LATE FEE. If Maker fails to make any payment due under this Note on or before the date due, then Maker shall pay a late fee equal to 10% of the payment amount due and this late fee shall not be a penalty.

         5. EVENTS OF DEFAULT. As used herein, the term "EVENT OF DEFAULT" means any occurrence constituting an Event of Default as defined in the Loan Agreement. If an Event of Default occurs, then Lender may at any time (unless all defaults shall theretofore have been


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remedied) at Lender's option, without notice to Maker or any other person, declare the entire principal and interest of this Note then remaining unpaid to be due and payable immediately. Any forbearance, failure or delay by Lender in exercising any right or remedy under this Note or otherwise available to Lender shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy.

         6. COSTS. In the event that (a) any payment under this Note is not made at the time and in the manner required hereunder, (b) the holder hereof incurs any costs of collection or other costs reasonably necessary for the protection of the interest of Lender with respect to this Note, or (c) the holder hereof exercises its right to accelerate the maturity of the obligations hereunder, Maker agrees to pay any and all costs and expenses (regardless of the particular nature thereof and whether incurred before or after the initiation of suit or before or after judgment) which may be incurred by the holder hereof in connection with the enforcement of any of its rights under this Note, including court costs and attorneys' fees.

         7. WAIVERS. Maker hereby waives presentment by Lender for payment, demand, notice of dishonor and nonpayment of this Note, and Maker consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note and to the release of any security or any part thereof, with or without substitution.

         8.   SECURITY AGREEMENT. This Note is secured by the Loan Agreement.

         9. GOVERNING LAW; VENUE. This Note is delivered in the state of Nevada and shall be governed by and construed in accordance with the laws of the state of Nevada without reference to its choice of law rules. Each of the parties submits to the jurisdiction of any state or federal court sitting in the State of Nevada, County of Clark in any action or proceeding arising out of or relating to this Note and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

         10. SEVERABILITY. If for any reason one or more of the provisions of this Note or their application to any person or circumstances shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained therein.

         11. SUCCESSORS AND ASSIGNS; TRANSFERABILITY. This Note inures to the benefit of Lender and binds Maker, and its respective successors and assigns. This Note shall not be transferable or assignable, by operation of law or otherwise, by Maker without the prior express written

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consent of Lender (Lender hereby consents to the transfer of this Note to
Merger Sub in connection with the Merger). Any transfer in violation of this provision shall be void ab initio. The Lender may assign this Note at any time without the consent of the Maker. Following the effective date of any assignment by Lender, Lender shall provide Maker immediate notice of such assignment, which notice shall identify the assignee and provide the address and facsimile number of such assignee. Unless and until Maker receives a notice of an assignment, Maker shall be permitted to recognize the Lender as holders of this Note and shall not be liable for any payment made to Lender instead of the assignee of this Note. Following receipt of notice of an assignment of this Note, Maker shall recognize the assignee as Payee for all purposes under this Note.

         12. CAPTIONS. The captions or headings of the paragraphs in this Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Note.

         13. NOTICE AND ACKNOWLEDGMENT OF REPRESENTATIVE. All notices and other communications required or permitted hereunder shall be in writing and shall delivered in accordance with the notice provisions of the Merger Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Note on the date first written above.

                                     MAKER:

                                                  VITALSTREAM, INC.


                                                  By: /s/ Paul Summers
                                                      --------------------------
                                                       Name: Paul Summers
                                                       Title: President



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